PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT
NOTE 2 – PROPERTY AND EQUIPMENT

	As of December 31, 2021	As of December 31, 2020
Land, buildings and improvements	$14,381	$10,022
Wireless communication systems	536,986	879,209
Furniture, equipment, vehicles and software	172,534	221,943
Construction in progress	58,046	40,602

	781,947	1,151,776
Less: accumulated depreciation	(474,862)	(788,857)

Property and equipment, net	$307,085	$362,919

Depreciation expense was $95.0 million, $93.6 million and $92.6 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Advances to equipment vendors are included in Other assets and totaled $2.6 million and $5.7 million as of December 31, 2021 and 2020, respectively.
In 2021, the Company recorded an impairment to Property and equipment, net of $42.2 million and removed previously recorded accumulated depreciation against the related asset cost balance for the impaired asset categories. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies for additional information.
In February 2019, NuevaTel entered into an agreement, which has been subsequently amended, to sell and leaseback up to 651 network towers. Three closings for a total of 574 towers were completed in 2019 for aggregate cash consideration of $89.5 million. In July 2020, NuevaTel completed the fourth and final closing of 34 towers for additional cash consideration of $5.8 million. In total, 608 towers were sold for total cash consideration of $95.3 million. The $5.8 million of proceeds received during the year ended December 31, 2020 were recognized in the Consolidated Statement of Cash Flows as Proceeds from sale-leaseback transaction within investing activities. In addition, gains of $5.6 million and $10.1 million were recognized in Loss (gain) on disposal of assets and sale-leaseback transaction for the years ended December 31, 2020 and 2019, respectively. Of the proceeds received during the year ended December 31, 2019, $70.6 million were recognized in the Consolidated Statement of Cash Flows as Proceeds from sale-leaseback transaction in investing activities and $18.9 million were recognized as Proceeds from sale-leaseback financing obligation in financing activities. The Company had $4.2 million and $4.5 million of financing obligations outstanding as of December 31, 2021 and December 31, 2020, respectively, as certain towers included in the transaction did not meet the criteria for sale-leaseback accounting due to continuing involvement by NuevaTel. In connection with the adoption of ASU
2016-02
“Leases (Topic 842)” (the “new lease standard”), these unrecognized sale-leaseback transactions were reassessed, and certain towers qualified for sale-leaseback accounting under the new lease standard. The amounts related to the towers that qualified for sale-leaseback accounting were removed from the tower financing obligations and recognized as a sale-leaseback as of January 1, 2020.

As of December 31, 2019, the Company had an outstanding balance of deferred gain of $55.1 million for the towers that qualified as a sale-leaseback, of which $1.0 million were capital leases and the remaining were operating leases based on a lease-by-lease
accounting evaluation. During the year ended December 31, 2019, $3.9 million of the deferred gain was recognized. In connection with the adoption of the new lease standard, the deferred gain was recognized to Accumulated deficit and Noncontrolling interests as of January 1, 2020.

Bank fees of $1.3 million were incurred in connection with the tower sale transaction in the first quarter of 2019 and were included in General and administrative expenses in the Consolidated Statement of Operations and
Comprehensive (Loss) Income
for the year ended December 31, 2019 and in Net cash provided by operating activities in the Consolidated Statement of Cash Flows for the year ended December 31, 2019. There were no bank fees incurred in connection with the fourth closing of the tower sale transaction during the year ended December 31, 2020.
The tower sites have an initial lease term of 10 years with up to three five-year renewal terms at NuevaTel’s option.
NuevaTel’s gross annual
tower operating lease rent obligation and its gross annual tower financing lease rent obligation are $10.4 million and $0.3 million
, respectively,
for the towers that qualify as a sale-leaseback under the new lease standard and its gross annual tower financing obligation for the sites that do not qualify as a sale-leaseback under the new lease standard is $0.9 million, all of which are subject to certain 3% annual rent increases. For those towers that qualified as a sale-leaseback, NuevaTel incurred $11.9 million, $11.6 million and $6.0 million in gross rent expense during the years ended Decemb er 31, 2021, 2020 and 2019, respectively.

The 2019 closings
of the tower sale-leaseback transaction generated a taxable gain which resulted in $18.2 million of Bolivian income tax that is being
paid in monthly installments over a three-year period. The fourth closing of the tower sale-leaseback transaction generated a taxable gain of $5.1 million during the third quarter of 2020 which was offset by net losses generated during the period and therefore did not give rise to income tax expense or liability. In addition to the Bolivian income tax, the sale-leaseback also resulted in payment of $3.0 million of transaction taxes included within General and administrative expenses in the Consolidated Statement of Operations and
Comprehensive (Loss) Income
during the year ended December 31, 2019.
AROs are primarily recorded for the Company’s legal obligations to remediate leased property on which the Company’s network infrastructure and related assets are located. The AROs are recorded in Other non-current
liabilities with a corresponding amount in Property and equipment, net. No obligation is expected to be settled within 12 months as of December 31, 2021. The activity in the AROs was as follows:

	Years Ended December 31,
	2021	2020
Beginning balance	$23,593	$20,971
Revisions in estimated cash flows	(2,011)	—
Additional accruals	126	371
Foreign currency translation	(1,084)	1,344
Accretion	1,773	1,525
Disposals	(239)	(618)

Ending balance	$22,158	$23,593

The Company performs a review of its ARO liability annually, which may result in revisions in estimated cash flows. During the year ended December 31, 2021, the revisions in estimated cash flows resulted in a net decrease in the ARO liability and corresponding assets, net of accumulated depreciation of $2.0 million. During the year ended December 31, 2020, there were no revisions in estimated cash flows.
The corresponding assets, net of accumulated depreciation, related to AROs were $2.3 million and $5.8 million as of December 31, 2021 and 2020, respectively.
Supplemental Cash Flow Disclosure:
The Company acquired $0.3 million, $1.8 million and $2.8 million of property and equipment through current and long-term debt during the years ended December 31, 2021, 2020 and 2019, respectively.

The Company also acquires property and equipment through current and long-term construction accounts payable. The net change in current and long-term construction accounts payable resulted in additions or (adjustments) to Purchase of property and equipment in the Consolidated Statements o
f Cash F
lows of ($4.2) million, $10.4 million and $4.8 million for the years ended December 31, 2021, 2020 and 2019, respectively.